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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 11, 2010


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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)


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            Kansas                     1-04721               48-0457967
  (State of Incorporation)     (Commission File Number)   (I.R.S. Employer
                                                         Identification No.)



    6200 Sprint Parkway, Overland Park, Kansas               66251
    (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.07  Submission of Matters to a Vote of Security Holders.

Sprint Nextel Corporation's 2010 Annual Meeting of Shareholders was held on May 11, 2010. At the meeting, the following items were submitted to a vote of shareholders.

The number of common shares present at the Annual Meeting of Shareholders of Sprint Nextel Corporation was 2,562,658,241 or 86.10% of the common shares outstanding on March 12, 2010, the record date for the meeting.



(a) The following nominees were elected to serve on the Board of Directors:


Name of Nominee                           Votes Cast For        Votes Cast Against      Abstentions        Non-Votes
                                        -------------------    --------------------   --------------   -----------------

Robert R. Bennett                         2,214,883,451                 61,201,213      2,520,106      284,053,471

Gordon M. Bethune                         2,017,857,165                258,275,594      2,472,011      284,053,471

Larry C. Glasscock                        2,214,963,568                 61,099,804      2,541,398      284,053,471

James H. Hance, Jr.                       2,171,210,049                104,902,122      2,492,599      284,053,471

Daniel R. Hesse                           2,213,146,775                 63,350,096      2,107,899      284,053,471

V. Janet Hill                             2,034,506,334                241,667,690      2,430,746      284,053,471

Frank Ianna                               2,212,535,656                 63,510,872      2,558,242      284,053,471

Sven-Christer Nilsson                     2,195,980,501                 80,139,214      2,485,055      284,053,471

William R. Nuti                           2,037,543,362                238,515,432      2,545,976      284,053,471

Rodney O'Neal                             2,037,345,726                238,786,098      2,472,946      284,053,471


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(b)   The appointment of KPMG LLP as independent registered public accounting firm for 2010 was ratified with 2,539,449,828 votes for, 19,093,702 votes against, and 4,114,711 abstentions.

(c) A proposal to approve an amendment to the 2007 Omnibus Incentive Plan to permit a one-time, value-for-value stock option exchange program for employees other than directors and named executive officers was approved with 2,084,467,730 votes for, 192,325,895 votes against, 1,811,145 abstentions and 284,053,471 broker non-votes.

(d) A shareholder proposal concerning political contributions was defeated with 715,330,744 votes for, 1,019,847,050 votes against, 543,426,976 abstentions and 284,053,471 broker non-votes.

(e) A shareholder proposal concerning an advisory vote on executive compensation was approved with 1,192,134,227 votes for, 772,678,284 votes against, 313,792,259 abstentions and 284,053,471 broker non-votes.

(f) A shareholder proposal concerning shareholders' ability to act by written consent was approved with 1,541,047,023 votes for, 734,591,474 votes against, 2,966,273 abstentions and 284,053,471 broker non-votes.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPRINT NEXTEL CORPORATION



Date: May 17, 2010                         /s/ Timothy O'Grady
                                           By:   Timothy O'Grady
                                                 Assistant Secretary



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